                                                                    Exhibit 3.23

                                    DELAWARE
                                 The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "JEAN COUTU GROUP HOLDINGS (USA), LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE TWENTIETH DAY OF MAY, A.D. 2004, AT 3:53 O'CLOCK P.M.

     CERTIFICATE OF CORRECTION, FILED THE EIGHTEENTH DAY OF JUNE, A.D. 2004, AT 1:39 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


[SEAL]

3806007 8100H

040547448

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State
                                       AUTHENTICATION: 3256849

                                                 DATE: 07-27-04

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                            CERTIFICATE OF FORMATION

                                       OF

                      JEAN COUTU GROUP HOLDINGS (USA), LLC

     1. The name of the limited liability company is Jean Coutu Group Holdings(USA), LLC.

     2. The address of its registered office in the State of Delaware is National Corporate Research, LTD, 615 South DuPont Highway, in the City of Dover, County of Kent. The name of its registered agent at such address is Corporation Service Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Jean Coutu Group Holdings (USA), LLC this 20th day of May, 2004.

                                          /s/Richard W. Cotell
                                          --------------------------------------
                                          By: Richard W. Cotell
                                          Title: Authorized Person

                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                   DELIVERED 03:53 PM 05/20/2004
                                                     FILED 03:53 EN 05/20/2004
                                                   SRV 040373359 - 3806007 FILE

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                                                            [ILLEGIBLE]
                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                   DELIVERED 02:03 PM 06/18/2004
                                                     FILED 01:39 PM 06/18/2004
                                                    SRV 040451762 - 3806007 FILE

                          CERTIFICATE OF CORRECTION OF

                            CERTIFICATE OF FORMATION

                                       OF

                      JEAN COUTU GROUP HOLDINGS (USA), LLC

            It is hereby certified pursuant to Section 18-211 of the Delaware Limited Liability Company Act that:

            1. The name of the limited liability company (hereinafter called the "COMPANY") is:

                    Jean Coutu Group Holdings (USA), LLC

            2. The Certificate of Formation of the company, which was filed by the Secretary of State of Delaware on May 20, 2004, is hereby corrected.

            3. The inaccuracy to be corrected in said certificate is as follows:

            "The name of its registered agent at such address is Corporation Service Company."

            4. The portion of the certificate in corrected form is as follows:

            "2. The address of its registered office in the State of Delaware is National Corporate Research, LTD, 615 South DuPont Highway, in the City of Dover, County of Kent. The name of its registered agent at such address is National Corporate Research, LTD."

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Correction of Certificate of Formation of Jean Coutu Group Holdings (USA), LLC this 18th day of June, 2004.


                                        /s/ Richard W. Cotell
                                        ----------------------------------------
                                        Name: Richard W. Cotell
                                        Title: Authorized Person


                               DELL D-CERTIFICATE OF CORRECTION 10/98 (DELLCCOR)